SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K/A


                               AMENDMENT NO. 1
                                    TO
                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report:  March 5, 1996


                            COACHMAN INCORPORATED
           (Exact name of registrant as specified in its charter)

         DELAWARE                    1-9593                73-1244422
 (State or other jurisdiction  (Commission File Number)  (IRS Employer
       of incorporation)                                  Identification No.)

    310 N.W. 63rd, Suite 500                                 73116
       Oklahoma City, OK                                  (Zip Code)
     (Address of principal
      executive offices)

  Registrant's telephone, including area code:  (405) 840-4667

                                    NONE
   (Former name or former address, if changed since last report.)






Item 2.    Acquisition or disposition of Assets

On December 21, 1995, Coachman Incorporated (Coachman) acquired all the outstanding common stock of Olympic Mills Corporation (Olympic) and Lutania Mills (Lutania), an affiliate of Olympic in development stage, (collectively called the Olympic Group) (the Olympic Acquisition) for $2,000 in cash. Concurrent with and as an integral part of the Olympic Acquisition, Coachman contributed to the capital of Olympic the following:

* $2,000,000 in cash;
* 6,000,000 shares of Coachman Incorporated's common stock; and
* Promissory note for $4,448,826 due on July 15, 1996. The note will bear no interest for the first 30 days after issuance, however any principal payments made after 30 days of issuance will bear interest at a rate of 8% per annum. While there is any balance outstanding on the note, Coachman Incorporated will apply the net proceeds from the issuance of any shares of its stock to the payment of principal and interest under the note. As long as there are any amounts due under the promissory note, the previous ultimate owner of Olympic and Lutania, Mr. Francisco Carvajal, will remain chairman of the board of directors of Olympic and will have veto power over all transactions over $100,000.

As part of the Olympic Acquisition certain amounts due by Olympic amounting to $3,570,400 plus accrued interest, and 96,405 preferred shares of Olympic, each with a par value of $100, owned by entities related to Mr. Francisco Carvajal, were paid or acquired by Olympic for $5,458,460 in cash, deferred payment notes amounting to $4,706,714, the assignment of the 6,000,000 shares of Coachman contributed by Coachman to Olympic, the assignment of an accounts receivable from an affiliate of Olympic amounting to $1,716,392 and the assignment of the $4,448,826 promissory note referred to above. One of the deferred payment notes is collateralized by the pledge of the shares of Olympic. Furthermore, a contingent consideration based on the 1995 net earnings of the Olympic Group is to be made to an entity related to Mr. Francisco Carvajal. Additionally, Coachman is committed to issue additional shares of its common stock as of the second anniversary date of the Olympic Acquisition sufficient for the entities related to Mr. Francisco Carvajal owning the 6,000,000 shares of common stock issued as part of the Olympic Acquisition to own shares of Coachman having a value of $15 million at such anniversary date.

The cash paid for the Olympic Acquisition and the concurrent cash capital contribution by Coachman has been funded through the proceeds received by Coachman from the private placement of common and preferred stock.

The Olympic Group operates a textile manufacturing plant which produces underwear and pajamas that are sold exclusively through Olympic.


The following proforma consolidated balance sheet is presented as if the Olympic Acquisition had occurred on September 30, 1995. The consolidated statement of operations for the year ended December 31, 1994 and for the nine-month period ended September 30, 1995 have been presented as if the Olympic Acquisition had occurred on January 1, 1994. The proforma data is presented for informational purposes only and may not be indicative of the results of operations and future financial position of Coachman Incorporated or what the results of operations and financial position would have been if the Olympic acquisition had occurred on the date set forth. These proforma consolidated balance sheet should be read in conjunction with the historical consolidated financial statements and notes thereto of Coachman Incorporated.



Item 7.  Coachman Incorporated Proforma Data
         Audited Financial Statements of Olympic Mills Corporation


Coachman Incorporated
Notes to Proforma Balance Sheet


On December 21, 1995, Coachman Incorporated (Coachman) acquired all the outstanding common stock of Olympic Mills Corporation (Olympic) and Lutania Mills (Lutania), an affiliate of Olympic in development stage, (collectively called the Olympic Group) (the Olympic Acquisition) for $2,000 in cash. Concurrent with and as an integral part of the Olympic Acquisition, Coachman contributed to the capital of Olympic the following:

* $2,000,000 in cash;
* 6,000,000 shares of Coachman Incorporated's common stock; and
* Promissory note for $4,448,826 due on July 15, 1996. The note will bear no interest for the first 30 days after issuance, however any principal payments made after 30 days of issuance will bear interest at a rate of 8% per annum. While there is any balance outstanding on the note, Coachman Incorporated will apply the net proceeds from the issuance of any shares of its stock to the payment of principal and interest under the note. As long as there are any amounts due under the promissory note, the previous ultimate owner of Olympic and Lutania, Mr. Francisco Carvajal, will remain chairman of the board of directors of Olympic and will have veto power over all transactions over $100,000.

As part of the Olympic Acquisition certain amounts due by Olympic amounting to $3,570,400 plus accrued interest, and 96,405 preferred shares of Olympic, each with a par value of $100, owned by entities related to Mr. Francisco Carvajal, were paid or acquired by Olympic for $5,458,460 in cash, deferred payment notes amounting to $4,706,714, the assignment of the 6,000,000 shares of Coachman contributed by Coachman to Olympic, the assignment of an accounts receivable from an affiliate of Olympic amounting to $1,716,392 and the assignment of the $4,448,826 promissory note referred to above. One of the deferred payment notes is collateralized by the pledge of the shares of Olympic. Futhermore, a contingent consideration based on the 1995 net earnings of the Olympic Group is to be made to an entity related to Mr. Francisco Carvajal. Additionally, Coachman is committed to issue additional shares of its common stock as of the second anniversary date of the Olympic Acquisition sufficent for the entities related to Mr. Francisco Carvajal owning the 6,000,000 shares of common stock issued as part of the Olympic Acquisition to own shares of Coachman having a value of $15 million at such anniversary date.

The proforma balance sheet presents the investment in the Olympic Group under the equity method of accounting since at the time of the Olympic Acquisition, management believes that in view of the administrative prerogatives vested upon Mr. Francisco Carvajal until some of the outstanding obligations of Coachman to certain of the related entities to Mr. Francisco Carvajal are fully satisfied, as well as the pledging of the shares of stock of Olympic as collateral to the $4,448,826 promissory note, Coachman does not have substantive control of the Olympic Group.

(1) To record the offering of 4,687,500 additional common shares and 2,500 Series A convertible preferred stock during the quarter ending
December 31, 1995 which proceeds were used to acquire the Olympic Group.

	Increase in cash					                    $2,125,000
	Increase in common stock			                  46,875
	Increase in preferred stock			                   25
	Increase in additional paid-in capital		  2,078,100

(2) To record the acquisition of all the outstanding common stock of Olympic Mills Corporation and Lutania Mills as follows:

		Payment in cash				                     $2,002,000
		Fair value of 6,000,000 shares
   	issued		                          			  1,641,922
 	Promissory note		                    		  4,448,826
 	Purchase price ($250,000 had            ----------
	   been deposited)			                    $8,092,748

 	The fair value of the shares issued in for the Olympic Acquisition has been calculated as follows:

 	Shares of common stock	(excluding shares
    issued in the Olympic acquisition)          			13,971,600
	 Shares equivalent of Series A
	   convertible preferred stock
	   (7,300 shares convertible at 200
	   shares of common stock for each
	   preferred share	 					                          1,460,000
                                                  -----------
		    Total number of shares		                   		15,431,600
		    Market price per share ($)			                       .38
                                                  -----------
		    Market capitalization	($)		                	  5,864,008
	 Percentage issued in the Olympic Acquisition		           28%
                                                  -----------
		    Fair value of shares				                     $1,641,922

(3) To record the equity in earnings of the Olympic Group estimated as follows:

 	Net tangible assets acquired          			$7,940,626
	 Revaluation of property and equipment		     152,122
                                           ----------
	 Purchase price					                      $8,092,748

 	Revaluation of property and equipment will be depreciated over a 10 year period for an annual depreciation of $15,212.

				                          Year ended 	    	     Nine-month period
  				                     December 31, 1995	   	ended September 30, 1995

	 Estimated earnings         		$1,000,000	              		750,000
 	Additional depreciation	        (15,212)             		 (11,409)
                               -----------               ---------
                       					      984,788	              		738,591
 	Deferred taxes (10%)		         (100,000)		              (75,000)
                               -----------               ---------
                        					    $884,788    	           $663,591

  Deferred taxes has been provided for tollgate tax to be paid to the Commonwealth of Puerto Rico on dividends paid.

(4) To record interest expense on the $4,448,826 promissory note.

					Coachman Incorporated
					Proforma Consolidated Balance Sheet
					30-Sep-95



                                         						Proforma
                              					1995	     	Adjustments         	Proforma
ASSETS

Current Assets:
   Cash					                 $     24,546       373,000 (1),(2)  $  397,546
   Accounts receivable					        86,449                            86,449
   Notes receivable			             66,681                      			   66,681
   Inventory					                 129,460	                          129,460
   Marketable equity securities			 56,250                            56,250
   Prepaid expenses					               63                            				63
									                     -----------     ----------         ----------
Total Current Assets			           363,449       373,000             736,449

Property and equipment					       291,118                           291,118
Notes receivable					             504,632                           504,632
Investment in condominium in
  time-share membership					       60,000                            60,000
Investment in affiliated entities  30,638     8,092,748 (2)       8,123,386
Deferred costs				                 16,994                            16,994
Deposits				                       68,517                            68,517
Other					                        302,956      (250,000) (2)         52,956
									                     -----------     ----------         ----------
                              $ 1,638,304    $8,215,748          $9,854,052
									                     ===========    ==========          ==========

LIABILITY AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Notes payable			           $   318,242     4,448,826 (2)       4,767,068
   Current maturities of
     long-term debt				           289,785                           289,785
   Accounts payable					          784,649                           784,649
   Accrued liabilities					       522,365                           522,365
 									                    -----------    ----------          ----------
Total current liabilities					  1,915,041     4,448,826           6,363,867

Long-term debt					               339,195                           339,195

Stockholders' equity (deficit):
   Preferred stock			                  48 	          25	(1)              73
   Common stock					               92,841       106,875 (1),(2)     199,716
   Stock warrants				              90,000                            90,000
   Additional paid-in capital   8,294,054     3,660,022 (1),(2)  11,954,076
   Accumulated deficit					    (9,092,875)                       (9,092,875)
									                      -----------   ----------          -----------
Total stockholders'
  equity (deficit)			            (615,932)    3,766,922           3,789,068
									                      -----------   ----------          ----------
					                          $ 1,638,304   $8,215,748          $9,854,052
									                      ===========   ==========          ==========

See notes to the pro forma consolidated financial statements.


					Coachman Incorporated
					Proforma Consolidated Income Statement
					Year ended December 31, 1994



                                          							Proforma
					                              1994         Adjustments       Proforma

Revenues:
   Retail revenues					          1,843,378                        1,843,378
   Management fees from
     affiliates					                67,076                           67,076
   Time share condominium				       52,780                           52,780
                                 ---------                        ---------
					                            1,963,234                        1,963,234

Expenses:
   Cost of retail goods sold		   1,010,704                        1,010,704
   Retail operating expenses		     896,847                          896,847
   Timeshare commission					        55,840                           55,840
   General and administration	     908,724                          908,724
   Depreciation and amortization	  121,536                          121,536
   Special charges				           1,483,870                        1,483,870
                                ----------                       ----------
 				                            4,477,521                        4,477,521
									                       ----------                       ----------
Loss from operations			         (2,514,287)                      (2,514,287)

Other income and expense:
   Interest income				              52,861                           52,861
   Interest expense					          (148,176)     (355,906)(4)       (504,082)
   Other income					                86,910                           86,910
                                ----------      ---------        ----------
					                               (8,405)     (355,906)          (364,311)
									                       ----------      ---------        ----------
Net loss before equity in
  earnings of Olympic					      (2,522,692)     (355,906)        (2,878,598)

Equity in earnings of Olympic	       				0 	     884,788 (3)        884,788
									                       ----------      ---------        ----------
Net income (loss)	             $(2,522,692)     $528,882        $(1,993,810)
									                      ===========      ========        ===========
Net loss per common share:
   Primary		               			 $     (0.38)                     $     (0.24)
   Fully diluted					          $     (0.37)                     $     (0.23)

Weighted average shares outstanding:
   Primary					                  6,616,750                       12,616,750
   Fully diluted					            6,886,125                       12,886,125

See notes to the pro forma consolidated financial statements.


					Coachman Incorporated
					Proforma Consolidated Income Statement
					Nine-Month Ended September 30, 1995



                                         							Proforma
                              					1995		      Adjustments	       Proforma

Revenues:
   Retail revenues				            503,570                           503,570
   Management fees from
     affiliates					               52,968                            52,968
   Time share condominium					      2,293                             2,293
                                ---------                         ---------
					                             558,831                           558,831

Expenses:
   Cost of retail goods sold				  271,859                           271,859
   Retail operating expenses		    451,168                           451,168
   Timeshare commission				         6,372                             6,372
   General and administration	    559,317                           559,317
   Depreciation and amortization	  59,009                            59,009
                               ----------                         ---------
					                           1,347,725                         1,347,725
									                      ----------                         ---------
Loss from operations			          (788,894)                         (788,894)
                               ----------                         ---------
Other income and expense:
   Interest income					            36,253                            36,253
   Interest expense					          (69,613)     (266,930) (4)       (336,543)
   Other income					               31,507                            31,507
   Gain on sale of security					    9,518                             9,518
                               ----------      --------           ---------
					                               7,665      (266,930)           (268,783)
									                      ----------      --------           ---------
Net loss before equity in
  earnings of Olympic					       (781,229)     (266,930)         (1,057,677)

Equity in earnings of Olympic				       0       663,591 (3)         663,591
									                      ----------      --------          ----------
Net income (loss)			           $ (781,229)     $396,661          $ (394,086)
									                      ==========      ========          ==========

Net loss per common share:
   Primary			               		 $    (0.09)                       $    (0.03)
   Fully diluted	         				 $    (0.08)                       $    (0.02)

Weighted average shares outstanding:
   Primary					                 8,382,944                        14,382,944
   Fully diluted					           9,871,694                        15,871,694


See notes to the pro forma consolidated financial statements.


LIST OF EXHIBITS TO FORM 8-K/A

Number 7 - Audited Financial Statements and Independent Auditors' Report
           for Olympic Mills Corporation and subsidiary as of December 31, 1994 and 1993 ("P") - To be filed using Form SE in accordance with Rule 201 of Regulation S-T, pursuant to a Temporary Hardship Exemption.